                                                                   EXHIBIT 10.5


                                    AGREEMENT

     This Agreement (the "Agreement"), dated this ______ day of ___________, 1996, is made between Home Bank, a California chartered commercial bank (the "Bank"), and _____________________ ("Executive").

                                    RECITALS

     A. The Board of Directors of the Bank has concluded that it would be in the best interests of the Bank, its shareholder, Home Interstate Bancorp, a California corporation ("Bancorp"), and Bancorp's shareholders to enter into agreements with certain members of senior management in the form set forth below to accomplish the following objectives:

        1. To minimize the distraction to existing senior managers occasioned by the proposed Business Combination (as defined below); and

        2. TO ENHANCE THE ABILITY OF THE BANK TO RETAIN CAPABLE SENIOR MANAGERS.

     B. The Bank and Executive entered into an Agreement, dated ____________, 1995 (the "Original Agreement"), pursuant to which the Bank agreed to make certain payments to Executive upon the occurrence of certain events, as more fully described therein.

     C. This Agreement pertains to a Business Combination (as defined below) as a result of which Executive, to the extent Executive has a position with the successor company in the Business Combination, will suffer a substantial alteration in the nature or status of Executive's responsibilities from those in effect immediately prior to the Effective Date (as defined below) of the Business Combination.

     D. Executive is willing to serve the Bank in accordance with the terms and provisions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, agree and covenant as follows:

     1. Definitions. For purposes of this Agreement, the terms set forth below have the following meanings:

          (a) "Business Combination" means the consummation of a merger or other extraordinary transaction between CU Bancorp, a California corporation ("CU



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
Bancorp"), and Bancorp (each a "Company" and, collectively, the "Companies") on or prior to December 31, 1996. For purposes of this Agreement, "merger or other extraordinary transaction" shall mean any transaction or related series or combinations of transactions whereby, directly or indirectly, (i) one of the Companies or all or substantially all of its assets are merged with and into the other Company or any of its subsidiaries or affiliates, or (ii) both Companies or all or substantially all of their assets are merged with or into a company newly formed for the purpose of effecting a merger in a sale or exchange of stock, business combination or consolidation, sale of assets or other transaction.

          (b) "Cash Compensation" means Executive's annual rate of regular salary or wages immediately prior to the Effective Date, including vacation and holiday pay, sick leave pay and any amount reduced from the Executive's pay and contributed on his behalf to any 401(k) plan and/or Section 125 plan maintained by the Employee, but excluding all extra pay, such as overtime, commissions, premiums, bonuses and living or other allowances.

          (c) "Code" means the United States Internal Revenue Code of 1986, as amended, and all regulations thereunder.

          (d) "Effective Date" means the date on which the Business Combination shall become effective in accordance with the laws of the jurisdiction governing such Business Combination.

          (e) "Leave of Absence" means a period of absence from regular employment which is approved by the Bank in a non-discriminatory manner for reasons such as, but not limited to, sickness, disability, education, jury duty, convenience to the Bank, maternity or paternity leave, family leave, or for periods of military duty during which the Executive's reemployment rights are protected by law.

          (f) "Release Agreement" means the Release Agreement, substantially in the form of Exhibit A attached hereto, to be entered into by and among Executive, Bancorp and the Bank.

     2. Payments Upon Consummation of Business Combination.

          (a) Retention Benefits. If Executive is employed by the Bank on the Effective Date, Executive shall be entitled to receive the benefits set forth below:

               (i) An aggregate amount equal to the Cash Compensation (the "Retention Payment"). The Retention Payment shall be payable to Executive in substantially equal installments on a semi-monthly basis for twelve (12) consecutive months (the "Term") commencing on the first business day of the first full calendar month after the Effective Date.


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               (ii) For the duration of the Term, the continuation of
substantially the same medical benefits on substantially the same terms as Executive and his or her spouse and dependents received immediately prior to the Effective Date.

               (iii) Payment for any out placement services for Executive up to $5,000 if Executive's employment is terminated on or following the Effective Date, but prior to the expiration of the Term. This benefit shall be paid directly by the Bank or through a reimbursement of Executive within ten (10) business days upon presentation of the appropriate receipts.

     For purposes of this Section 2(a), Executive is not considered to be "employed" by the Bank on the Effective Date if he has been on a Leave of Absence for more than seven (7) months as of the Effective Date.


          (b) Full Payment. Executive acknowledges and agrees that the payment of the Retention Payment and the other consideration payable hereunder is in lieu of any other severance payments otherwise payable to Executive pursuant to any plan, agreement or other arrangement with the Bank in existence as of the date hereof including without limitation, any and all payments pursuant to the Home Bank Severance Pay Plan.

     3. Effect of Termination of Employment. Executive has no vested right to a benefit hereunder except as provided under Section 2. If Executive's employment with the Bank is terminated for any reason prior to the Effective Date this Agreement shall terminate automatically and shall be declared null and void, as of the date of such termination, and no benefit shall be payable to Executive.

     4. No Mitigation. Following the Effective Date, Executive shall not be required to mitigate the amount of any payments provided for by this Agreement by seeking employment or otherwise, nor shall the amount of any cash payments or benefits provided under this Agreement be reduced by any compensation or benefits earned by Executive after the Effective Date.

     5. Limitation on Executive's Rights. Nothing herein contained shall be deemed to create an employment agreement between the Bank and Executive providing for the employment of Executive by the Bank for any fixed period of time. Executive's employment with the Bank is terminable at will by the Bank or Executive and each shall have the right to terminate Executive's employment with the Bank at any time, with or without cause.

     6. Original Agreement. Upon the execution of this Agreement, the Original Agreement shall be declared null and void and be of no further force or effect. The terms and conditions set forth in this Agreement shall supersede in all respects those set forth in the Original Agreement.

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

     7. Condition Precedent to the Bank's Obligations. The obligations of the Bank hereunder shall be subject to, and expressly conditioned on, Executive's execution and delivery of the Release Agreement, which agreement shall be dated as of the Effective Date.

     8. Successors; Binding Agreement.

          (a) The Bank will require any successor company in the Business Combination to assume and agree expressly to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession had taken place.

          (b) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representative, executors, administrators, successors, heirs, distributees, devisees and legatees.

     9. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the signature page of this Agreement, provided that all notices to the Bank shall be directed to the attention of ________________ with a copy to the Secretary of the Bank, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

     10. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer as may be specifically designated by the Board of Directors of the Bank. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement, and any such agreements are expressly superseded. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California, except to the extent that federal law is otherwise applicable.

     11. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

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

     12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     13. Arbitration. Any controversy arising out of or relating to this Agreement of the transactions contemplated hereby shall be referred to arbitration strictly in accordance with the terms of this Agreement and the applicable Rules of the American Arbitration Association. The board of arbitrators shall convene at a place mutually acceptable to the parties in Los Angeles, California, U.S.A. The parties hereto agree to accept the decision of the board of arbitrators, and judgment upon any award rendered hereunder may be entered in any court having jurisdiction thereof. No party shall institute a proceeding hereunder until that party has furnished to the other parties, by registered mail, at least thirty (30) days prior written notice of its intent to do so.

     14. Attorneys' Fees and Expenses. If any dispute arises between the Bank and Executive with respect to the interpretation or performance of this Agreement, the prevailing party in any arbitration or other proceeding shall be entitled to recover from the other party his or its attorneys' fees, arbitration or court costs, and other expenses incurred in connection with any such proceeding.

     15. Limitations on Benefits.

          (a) In the event that the compensation and other benefits provided to Executive above, combined with any other payments, benefits, or other items provided to or for Executive, would (in whole or in part) be nondeductible as a result of Section 280G of the Code or cause imposition of an excise tax pursuant to Section 4999 of the Code (or successor provisions to such sections), the payments to Executive shall be reduced to the extent necessary to make such sections of the Code inapplicable. The specific payments or benefits to be reduced shall be as designated by Executive, subject to reasonable approval rights of the Bank. In the event that there is a dispute among the parties regarding whether or the extent to which payments must be reduced pursuant to this section, such dispute shall be settled exclusively by arbitration, and no such disputed payment shall be made until the dispute is settled.

          (b) Notwithstanding any other provision to the contrary, the Bank shall not be obligated pursuant to the terms of this Agreement to provide any of the compensation or other benefits contemplated above to the extent that the payment or transfer thereof would violate any prohibition or limitation on termination payments under any applicable federal or state statute or rule or regulatory promulgated, or effective order issued, by any federal or state regulatory agency having jurisdiction over the Bank.

     16. Payment Out of General Assets. The Bank shall pay Executive his Retention Payment out of its general assets.

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     17. Separate Representation. The law firm of Manatt, Phelps & Phillips prepared the foregoing Agreement solely at the request of the Bank and has advised solely the Bank with respect to this Agreement. Executive acknowledges that Executive has been afforded the opportunity to obtain tax, legal and business advice with respect to this Agreement from Executive's own independent advisors. Executive acknowledges that Executive has not relied on Manatt, Phelps & Phillips for tax, legal or business advice with respect to this Agreement. The Bank and Executive waive any actual or potential conflict of interest of Manatt, Phelps & Phillips in the drafting, negotiation, and execution of this Agreement and completely release and hold harmless said law firm and its partners, employees and independent contractors from any damages, costs, losses, or expenses as a result of any actual or potential conflict of interest with respect to this Agreement.

     IN WITNESS WHEREOF, Home Bank, pursuant to resolution of its Board of Directors, and Executive have executed this Agreement, as of the date above first written.

                                       HOME BANK

                                       By:__________________________________
                                       Its:_________________________________
                                       Address:_____________________________
                                       _____________________________________
                                       _____________________________________


                                       _____________________________________
                                       [Name of Executive]
                                       Title:_______________________________
                                       Address:_____________________________
                                       _____________________________________
                                       _____________________________________



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

                                   EXHIBIT A

                          WAIVER AND RELEASE AGREEMENT

     This Waiver and Release Agreement (the "Waiver Agreement") is entered into by and among [name] _______________ (hereinafter "Executive"), Home Bank, a California chartered bank (the "Bank"), and Home Interstate Bancorp, a California corporation ("Bancorp"), their officers, directors, employees, agents, affiliates and subsidiaries (collectively, hereinafter referred to as the "Company"). Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as hereafter defined).

                                    RECITALS

     WHEREAS, Executive and the Bank have entered into the Agreement, dated ____________________, 1996 (the "Agreement"), pursuant to which Executive shall receive, subject to the terms and conditions set forth therein, certain cash and other compensation in the event Executive is employed by the Bank as of the Effective Date; and

     WHEREAS, a condition precedent to the Bank's obligations under the Agreement is the execution of this Waiver Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties intending to be legally bound, agree and covenant as follows:

     1. Release.

          (a) In consideration for the execution of the Agreement, and the agreements set forth therein, Executive agrees unconditionally and forever to release and discharge the Company and its affiliated business entities, their respective current and former shareholders, officers, directors, employees, representatives, attorneys, agents and assigns, from any and all claims, actions, causes of action, demands, rights, or damages of any kind or nature which she/he may now have, or ever have, whether known or unknown, including any claims, causes of action or demands of any nature arising out of or in any way relating to her/his employment with, or separation from the Company on or before the date of the execution of this Waiver Agreement.

          (b) This release specifically includes, but is not limited to, any claims for discrimination and/or violation of any statutes, rules, regulations or ordinances, whether federal, state or local, including, but not limited to, Title VII of the Civil Rights Act of 1964, as amended, age claims under the Age Discrimination in Employment Act of 1967,

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as amended by the Older Workers Benefits Protection Act of 1990, Section 1981 of
Title 42 of the United States Code, and the California Fair Employment and Housing Act.

          (c) Executive further agrees knowingly to waive the provisions and protections of Section 1542 of the California Civil Code, which reads:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor.

     2. Representations of Executive.

          (a) Executive represents and agrees that, prior to the execution of this Waiver Agreement, Executive has had the opportunity to discuss the terms of this Waiver Agreement with legal counsel of his/her choosing.

          (b) Executive affirms that no promise or inducement was made to cause him/her to enter into this Waiver Agreement, other than the execution of the Agreement and the inducements provided therein. Executive further confirms that he/she has not relied upon any other statement or representation by anyone other than what is in this Waiver Agreement as a basis for his/her agreement.

     3. Miscellaneous.

          (a) Except for the Agreement, this Waiver Agreement sets forth the entire agreement between Executive and the Company and shall be binding upon both party's heirs, representatives and successors. This Waiver Agreement shall be construed under the laws of the State of California, both procedural and substantive. Any and all disputes or claims arising out of or in any way related to Executive's employment with, or separation from the Company, as well as any and all disputes or claims arising out of or in any way related to this Waiver Agreement, including without limitation, fraud in the inducement of this Waiver Agreement, or relating to the general validity or enforceability of this Waiver Agreement, shall be submitted to final and binding arbitration before an arbitrator of the American Arbitration Association in Los Angeles County in accordance with the rules of that body, and the prevailing party shall be entitled to reasonable costs and attorney's fees. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. If any portion of this Waiver Agreement is found to be illegal or unenforceable, such action shall not affect the validity or enforceability of the remaining paragraphs or subparagraphs of this Waiver Agreement.

          (b) Executive acknowledges that he/she has been advised that he/she has twenty-one (21) days to consider this settlement and that he/she was informed that he/she has the right to consult with counsel regarding this Waiver Agreement. To the extent Executive has taken less than twenty-one (21) days to consider this Waiver Agreement,

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
Executive acknowledges that he/she has had sufficient time to consider the Waiver Agreement and to consult with counsel and that he/she does not desire additional time.

          (c) This Waiver Agreement is revocable by Executive for a period of seven (7) days following Executive's execution of this Waiver Agreement. The revocation by Executive of this Waiver Agreement must be in writing, must specifically revoke this Waiver Agreement, and must be received by the Company prior to the eighth (8th) day following the execution of this Waiver Agreement by Executive. This Waiver Agreement becomes effective, enforceable and irrevocable on the eighth (8th) day following Executive's execution of the Waiver Agreement.

     The undersigned agree to the terms of this Waiver Agreement and voluntarily enter into it with the intent to be bound thereby.

Dated: ____________, 1996            ___________________________________
                                     Executive (name printed)

                                     ___________________________________
                                     Executive Signature



Dated: ____________, 1996            HOME BANK

                                     By_________________________________
                                       Name:____________________________
                                       Title:___________________________

                                     HOME INTERSTATE BANCORP

                                     By_________________________________
                                       Name:____________________________
                                       Title:___________________________



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

                                   AGREEMENT

     This Agreement (the "Agreement"), dated this ______ day of ___________, 1996, is made between Home Bank, a California chartered commercial bank (the "Bank"), and James P. Staes ("Executive").

                                    RECITALS

     A. The Board of Directors of the Bank has concluded that it would be in the best interests of the Bank, its shareholder, Home Interstate Bancorp, a California corporation ("Bancorp"), and Bancorp's shareholders to enter into agreements with certain members of senior management in the form set forth below to accomplish the following objectives:

          1. To minimize the distraction to existing senior managers occasioned by the proposed Business Combination (as defined below); and

          2. To enhance the ability of the Bank to retain capable senior managers.

     B. The Bank and Executive entered into an Agreement, dated ____________, 1995 (the "Original Agreement"), pursuant to which the Bank agreed to make certain payments to Executive upon the occurrence of certain events, as more fully described therein.

     C. This Agreement pertains to a Business Combination (as defined below) as a result of which Executive is expected to continue to serve the successor company in the Business Combination in an executive capacity for no less than a two-year period after the Effective Date (as defined below) of the Business Combination.

     D. Executive agrees to refrain from competing with the successor company in the Business Combination and to provide consulting services following the expiration of the Term (as defined below), as more fully described herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, agree and covenant as follows:

          1. Definitions. For purposes of this Agreement, the terms set forth below have the following meanings:

               (a) "Business Combination" means the consummation of a merger or other extraordinary transaction between CU Bancorp, a California corporation ("CU


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Bancorp"), and Bancorp (each a "Company" and, collectively, the "Companies") on or prior to December 31, 1996. For purposes of this Agreement, "merger or other extraordinary transaction" shall mean any transaction or related series or combinations of transactions whereby, directly or indirectly, (i) one of the Companies or all or substantially all of its assets are merged with and into the other Company or any of its subsidiaries or affiliates, or (ii) both Companies or all or substantially all of their assets are merged with or into a company newly formed for the purpose of effecting a merger in a sale or exchange of stock, business combination or consolidation, sale of assets or other transaction.

          (b) "Cash Compensation" means Executive's annual rate of regular salary or wages immediately prior to the Effective Date, including vacation and holiday pay, sick leave pay and any amount reduced from the Executive's pay and contributed on his behalf to any 401(k) plan and/or Section 125 plan maintained by the Employee, but excluding all extra pay, such as overtime, commissions, premiums, bonuses and living or other allowances.

          (c) "Code" means the United States Internal Revenue Code of 1986, as amended, and all regulations thereunder.

          (d) "Effective Date" means the date on which the Business Combination shall become effective in accordance with the laws of the jurisdiction governing such Business Combination.

          (e) "Leave of Absence" means a period of absence from regular employment which is approved by the Bank in a non-discriminatory manner for reasons such as, but not limited to, sickness, disability, education, jury duty, convenience to the Bank, maternity or paternity leave, family leave, or for periods of military duty during which the Executive's reemployment rights are protected by law.

          (f) "Release Agreement" means the Release Agreement, substantially in the form of Exhibit A attached hereto, to be entered into by and among Executive, Bancorp and the Bank.

     2. Payments Upon Consummation of Business Combination.

          (a) Retention Benefits. If Executive is employed by the Bank on the Effective Date, Executive shall be entitled to receive the benefits set forth below:

               (i) An aggregate amount equal to two (2) times Executive's Cash Compensation (the "Retention Payment"). The Retention Payment shall be payable to Executive in substantially equal installments on a semimonthly basis for twenty-four (24) consecutive months (the "Term") commencing on the first business day of the first full calendar month after the Effective Date.

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

               (ii) For the duration of the Term, the continuation of substantially the same medical benefits on substantially the same terms as Executive and his or her spouse and dependents received immediately prior to the Effective Date.

               (iii) Payment for any out placement services for Executive up to $5,000 if Executive's employment is terminated on or following the Effective Date, but prior to the expiration of the Term. This benefit shall be paid directly by the Bank or through a reimbursement of Executive within ten (10) business days upon presentation of the appropriate receipts.

     For purposes of this Section 2(a), Executive is not considered to be "employed" by the Bank on the Effective Date if he has been on a Leave of Absence for more than seven (7) months as of the Effective Date.

          (b) Full Payment. Executive acknowledges and agrees that the payment of the Retention Payment and the other consideration payable hereunder is in lieu of any other severance payments otherwise payable to Executive pursuant to any plan, agreement or other arrangement with the Bank in existence as of the date hereof including without limitation, any and all payments pursuant to the Home Bank Severance Pay Plan.

     3. Effect of Termination of Employment. Executive has no vested right to a benefit hereunder except as provided under Section 2. If Executive's employment with the Bank is terminated for any reason prior to the Effective Date this Agreement shall terminate automatically and shall be declared null and void, as of the date of such termination, and no benefit shall be payable to Executive.

     4. No Mitigation. Following the Effective Date, Executive shall not be required to mitigate the amount of any payments provided for by this Agreement by seeking employment or otherwise, nor shall the amount of any cash payments or benefits provided under this Agreement be reduced by any compensation or benefits earned by Executive after the Effective Date.

     5. Limitation on Executive's Rights. Nothing herein contained shall be deemed to create an employment agreement between the Bank and Executive providing for the employment of Executive by the Bank for any fixed period of time. Executive's employment with the Bank is terminable at will by the Bank or Executive and each shall have the right to terminate Executive's employment with the Bank at any time, with or without cause.

     6. Original Agreement. Upon the execution of this Agreement, the Original Agreement shall be declared null and void and be of no further force or effect. The terms and conditions set forth in this Agreement shall supersede in all respects those set forth in the Original Agreement.

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     7. Condition Precedent to the Bank's Obligations. The obligations of the
Bank hereunder shall be subject to, and expressly conditioned on, Executive's execution and delivery of the Release Agreement, which agreement shall be dated as of the Effective Date.

     8. Successors; Binding Agreement.

          (a) The Bank will require any successor company in the Business Combination to assume and agree expressly to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession had taken place.

          (b) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representative, executors, administrators, successors, heirs, distributees, devisees and legatees.

     9. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the signature page of this Agreement, provided that all notices to the Bank shall be directed to the attention of ____________________ with a copy to the Secretary of the Bank, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

     10. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer as may be specifically designated by the Board of Directors of the Bank. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement, and any such agreements are expressly superseded. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California, except to the extent that federal law is otherwise applicable.

     11. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

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

     12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     13. Arbitration. Any controversy arising out of or relating to this Agreement of the transactions contemplated hereby shall be referred to arbitration strictly in accordance with the terms of this Agreement and the applicable Rules of the American Arbitration Association. The board of arbitrators shall convene at a place mutually acceptable to the parties in Los Angeles, California, U.S.A. The parties hereto agree to accept the decision of the board of arbitrators, and judgment upon any award rendered hereunder may be entered in any court having jurisdiction thereof. No party shall institute a proceeding hereunder until that party has furnished to the other parties, by registered mail, at least thirty (30) days prior written notice of its intent to do so.

     14. Attorneys' Fees and Expenses. If any dispute arises between the Bank and Executive with respect to the interpretation or performance of this Agreement, the prevailing party in any arbitration or other proceeding shall be entitled to recover from the other party his or its attorneys' fees, arbitration or court costs, and other expenses incurred in connection with any such proceeding.

     15. Limitations on Benefits.

          (a) In the event that the compensation and other benefits provided to Executive above, combined with any other payments, benefits, or other items provided to or for Executive, would (in whole or in part) be nondeductible as a result of Section 280G of the Code or cause imposition of an excise tax pursuant to Section 4999 of the Code (or successor provisions to such sections), the payments to Executive shall be reduced to the extent necessary to make such sections of the Code inapplicable. The specific payments or benefits to be reduced shall be as designated by Executive, subject to reasonable approval rights of the Bank. In the event that there is a dispute among the parties regarding whether or the extent to which payments must be reduced pursuant to this section, such dispute shall be settled exclusively by arbitration, and no such disputed payment shall be made until the dispute is settled.

          (b) Notwithstanding any other provision to the contrary, the Bank shall not be obligated pursuant to the terms of this Agreement to provide any of the compensation or other benefits contemplated above to the extent that the payment or transfer thereof would violate any prohibition or limitation on termination payments under any applicable federal or state statute or rule or regulatory promulgated, or effective order issued, by any federal or state regulatory agency having jurisdiction over the Bank.

     16. Payment Out of General Assets. The Bank shall pay Executive his Retention Payment out of its general assets.

     17. Non-Competition. Executive covenants and agrees with the Bank that for a period of three (3) years from the Effective Date, Executive will not, without the prior written consent of the Bank, serve as an executive officer or director of another bank, savings and loan association, credit union or thrift and loan which has an office which is located within five miles of a branch office of Home Bank existing immediately prior to the Effective Date.

     18. Consulting Services. During a one (1)-year period following the expiration of the Term, Executive will, as an independent consultant and upon request of the Bank (or any successor corporation), render to the Bank (or any successor company) up to one hundred hours, and any additional hours as may be mutually agreeable to Executive and the Bank (or any successor company) of consulting services. Such services shall be performed at such time and in a manner as may reasonably be determined by Executive and may, to the extent reasonable, be performed through telephone conference calls and facsimile transmissions. The obligations of Executive under this Section 18 shall not prohibit or in any way restrict Executive from any association or from serving in any capacity with any other bank, or financial institution or other business enterprise, provided that such service does not violate the provisions of
Section 17 above or prohibit Executive from performing his duties hereunder.

     19. Separate Representation. The law firm of Manatt, Phelps & Phillips prepared the foregoing Agreement solely at the request of the Bank and has advised solely the Bank with respect to this Agreement. Executive acknowledges that Executive has been afforded the opportunity to obtain tax, legal and business advice with respect to this Agreement from Executive's own independent advisors. Executive acknowledges that Executive has not relied on Manatt, Phelps & Phillips for tax, legal or business advice with respect to this Agreement. The Bank and Executive waive any actual or potential conflict of interest of Manatt, Phelps & Phillips in the drafting, negotiation, and execution of this Agreement and completely release and hold harmless said law firm and its partners, employees and independent contractors from any damages, costs, losses, or expenses as a result of any actual or potential conflict of interest with respect to this Agreement.

     IN WITNESS WHEREOF, Home Bank, pursuant to resolution of its Board of Directors, and Executive have executed this Agreement, as of the date above first written.

                                        HOME BANK

                                        By:_________________________________

                                        Its:________________________________

                                        Address:____________________________

                                        ____________________________________

                                        ____________________________________



                                        ____________________________________
                                        JAMES P. STAES

                                        Title:______________________________


                                        Address:____________________________

                                        ____________________________________

                                        ____________________________________

                                   EXHIBIT A

                          WAIVER AND RELEASE AGREEMENT

     This Waiver and Release Agreement (the "Waiver Agreement") is entered into by and among James P. Staes (hereinafter "Executive"), Home Bank, a California chartered bank (the "Bank"), and Home Interstate Bancorp, a California corporation ("Bancorp"), their officers, directors, employees, agents, affiliates and subsidiaries (collectively, hereinafter referred to as the "Company"). Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as hereafter defined).

                                    RECITALS

     WHEREAS, Executive and the Bank have entered into the Agreement, dated ____________, 1996 (the "Agreement"), pursuant to which Executive shall receive, subject to the terms and conditions set forth therein, certain cash and other compensation in the event Executive is employed by the Bank as of the Effective Date; and

     WHEREAS, a condition precedent to the Bank's obligations under the Agreement is the execution of this Waiver Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties intending to be legally bound, agree and covenant as follows:

     1. Release.

          (a) In consideration for the execution of the Agreement, and the agreements set forth therein, Executive agrees unconditionally and forever to release and discharge the Company and its affiliated business entities, their respective current and former shareholders, officers, directors, employees, representatives, attorneys, agents and assigns, from any and all claims, actions, causes of action, demands, rights, or damages of any kind or nature which she/he may now have, or ever have, whether known or unknown, including any claims, causes of action or demands of any nature arising out of or in any way relating to her/his employment with, or separation from the Company on or before the date of the execution of this Waiver Agreement.

          (b) This release specifically includes, but is not limited to, any claims for discrimination and/or violation of any statutes, rules, regulations or ordinances, whether federal, state or local, including, but not limited to, Title VII of the Civil Rights Act of 1964, as amended, age claims under the Age Discrimination in Employment Act of 1967, as amended by the Older Workers Benefits Protection Act of 1990, Section 1981 of Title 42 of the United States Code, and the California Fair Employment and Housing Act.

          (c) Executive further agrees knowingly to waive the provisions and protections of Section 1542 of the California Civil Code, which reads:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor.

     2. Representations of Executive.

          (a) Executive represents and agrees that, prior to the execution of this Waiver Agreement, Executive has had the opportunity to discuss the terms of this Waiver Agreement with legal counsel of his/her choosing.

          (b) Executive affirms that no promise or inducement was made to cause him/her to enter into this Waiver Agreement, other than the execution of the Agreement and the inducements provided therein. Executive further confirms that he/she has not relied upon any other statement or representation by anyone other than what is in this Waiver Agreement as a basis for his/her agreement.

     3. Miscellaneous.

          (a) Except for the Agreement, this Waiver Agreement sets forth the entire agreement between Executive and the Company and shall be binding upon both party's heirs, representatives and successors. This Waiver Agreement shall be construed under the laws of the State of California, both procedural and substantive. Any and all disputes or claims arising out of or in any way related to Executive's employment with, or separation from the Company, as well as any and all disputes or claims arising out of or in any way related to this Waiver Agreement, including without limitation, fraud in the inducement of this Waiver Agreement, or relating to the general validity or enforceability of this Waiver Agreement, shall be submitted to final and binding arbitration before an arbitrator of the American Arbitration Association in Los Angeles County in accordance with the rules of that body, and the prevailing party shall be entitled to reasonable costs and attorney's fees. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. If any portion of this Waiver Agreement is found to be illegal or unenforceable, such action shall not affect the validity or enforceability of the remaining paragraphs or subparagraphs of this Waiver Agreement.

          (b) Executive acknowledges that he/she has been advised that he/she has twenty-one (21) days to consider this settlement and that he/she was informed that he/she has the right to consult with counsel regarding this Waiver Agreement. To the extent Executive has taken less than twenty-one (21) days to consider this Waiver Agreement,

Executive acknowledges that he/she has had sufficient time to consider the Waiver Agreement and to consult with counsel and that he/she does not desire additional time.

          (c) This Waiver Agreement is revocable by Executive for a period of seven (7) days following Executive's execution of this Waiver Agreement. The revocation by Executive of this Waiver Agreement must be in writing, must specifically revoke this Waiver Agreement, and must be received by the Company prior to the eighth (8th) day following the execution of this Waiver Agreement by Executive. This Waiver Agreement becomes effective, enforceable and irrevocable on the eighth (8th) day following Executive's execution of the Waiver Agreement.

     The undersigned agree to the terms of this Waiver Agreement and voluntarily enter into it with the intent to be bound thereby.

Dated:                  , 1996         JAMES P. STAES
        ----------------               -------------------------------------
                                       Executive (name printed)


                                       -------------------------------------
                                       Executive Signature



Dated:                  , 1996         HOME BANK
        ----------------


                                       By Name:
                                               -----------------------------
                                       Title:
                                               -----------------------------


                                       HOME INTERSTATE BANCORP

                                       By Name:
                                               -----------------------------
                                       Title:
                                               -----------------------------